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EXHIBIT 4.1

NUMBER RFX
COMMON STOCK INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		COMMON STOCK $0.001 PAR VALUE
[REFCO LOGO]
REFCO INC.
CUSIP [ ] SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT

IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF REFCO INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and facsimile signature of its duly authorized officers.
Dated:
Chief Executive Officer and President		COUNTERSIGNED AND REGISTERED:
The Bank of New York
	[SEAL]	TRANSFER AGENT AND REGISTRAR.
By:
Chief Financial Officer and Treasurer		AUTHORIZED SIGNATURE

REFCO INC.

        The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder who so requests in writing, a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)
			UNIF TRF MIN ACT	—		Custodian (until age )
					(Cust)		(Minor)
under Uniform Transfers to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

        For Value Received,                                                                                                                       hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint
Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.
Date
Signature

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
Signature(s) Guaranteed:

SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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  EXHIBIT 4.1